UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23728

Fairway Private Equity & Venture Capital Opportunities Fund
(Exact name of registrant as specified in charter)

One South Wacker Drive Chicago, IL	60606
(Address of principal executive offices)	(Zip code)

Kevin T. Callahan, Fairway Capital Management, LLC.
One South Wacker Drive, Suite 1050 Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:	872-250-1260

Date of fiscal year end:	3/31

Date of reporting period:	3/31/25

Item 1. Reports to Stockholders.

Fairway Private Equity &

Venture Capital Opportunities Fund

Annual Report

March 31, 2025

1-833-741-7382

www.fairwaycapm.com

Fairway Capital Management

One South Wacker Drive

Suite 1050

Chicago, IL 60606

tel 872-250-1260

fairwaycapm.com

We are pleased to present you with the annual report for the Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”), dated March 31, 2025. The Fund is now past the three-year mark, and we are very happy with the Fund’s investment performance and the makeup of the portfolio. For the one-year period ended March 31, 2025, the Fund’s Net Asset Value increased 8.00%. Since its December 29, 2021 inception date, the Fund has returned 6.34%. The S&P 500 index returned 8.25% and 6.60% during the same periods. Most importantly, we are very happy with the quality of the investments in the portfolio. In launching the Fund, our goal was to deliver a truly institutional-quality private equity and venture capital portfolio in a ’40 Act fund structure. We believe our competitive advantage lies in the fact that our investment team has access to many highly sought-after funds through relationships developed over many decades. The portfolio reflects this access.

The Fund’s objective is to generate long-term capital appreciation. In meeting its objective, the Fund seeks to provide balanced exposure to high-quality private equity, private credit and venture capital investments through primary, secondary and co -investment strategies. As such, it is gratifying to see the Fund’s performance has been broad based with attractive results in each area. The Fund’s buyout and private credit investments have delivered strong performance. The Fund’s venture capital primary fund investments include several established firms with highly recognizable franchises. Many of these funds have started to show positive performance driven by early investments in fast growing companies, particularly in the artificial intelligence space. Finally, our co-investments have produced strong results, and we believe the companies are high growth businesses operating in attractive sectors. Overall, we believe the portfolio is well positioned to deliver attractive performance going forward. Further, we continue to see attractive deal flow with numerous opportunities across all types of investments- primary, secondary and co-investments.

In our opinion, top-tier private equity, private credit and venture capital managers have generated very attractive returns for investors over long periods of time. We believe consistently investing in knowledgeable managers and quality companies is the formula for success in private markets investing.

Sincerely,

Kevin T. Callahan, CFA

President

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO REVIEW (Unaudited)

Average Annual Total Return through March 31, 2025*, as compared to its benchmark:

	One Year	Since Inception**
Fairway Private Equity & Venture Capital Opportunities Fund - Class I	8.00%	6.34%
S&P 500 Total Return Index ***	8.25%	6.60%

*	The performance data quoted here represents past performance. Total returns are calculated based on NAV. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s Class I total annual operating expense ratio (including acquired fund fees) after fee waiver and expense reimbursement is 4.69% and without waiver or reimbursement, the gross operating expense ratio (including acquired fund fees) is 10.31%, per the July 29, 2024 prospectus. For the year ended March 31, 2025, the Adviser waived/reimbursed all expenses (excluding acquired fund fees). Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase. For performance information current to the most recent quarter-end, please call toll-free 1-833-741-7382.

**	Inception date is December 29, 2021.

***	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Asset Class	% of Net Assets
Portfolio Funds	85.5%
Direct Investments	14.8%
Short-Term Investment	0.0%
Liabilities in Excess of Other Assets	-0.3%
100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Fairway Private Equity & Venture Capital Opportunities Fund
PORTFOLIO OF INVESTMENTS
March 31, 2025

		% of Net
Shares		Assets	Fair Value
	DIRECT INVESTMENTS - 14.8%
	Homebrew SL Fund, LLC(a)(b)(c)(d)	1.4%	$273,000
	MXV SPV Master LP 1(a)(b)(c)(d)	7.2%	1,441,000
	MXV SPV Master LP 2(a)(b)(c)(d)	5.0%	1,000,000
	MXV SPV Master LP 4(a)(b)(c)(d)	1.2%	250,000
	TOTAL DIRECT INVESTMENTS (Cost - $2,536,014)	14.8%	$2,964,000

	PORTFOLIO FUNDS - 85.5%
	Adams Street Private Credit Fund II-B LP(a)(b)(c)(d)	7.6%	$1,521,254
	Bain Capital Ventures 2022 Fund, LP(a)(b)(c)(d)	8.8%	1,762,039
	Battery Ventures XIV, LP(a)(b)(c)(d)	5.6%	1,121,239
	CRV Select Fund II, LP(a)(b)(c)(d)	3.4%	678,786
	CRV XIX, LP(a)(b)(c)(d)	3.9%	770,998
	Green Equity Investors IX, LP(a)(b)(c)(d)	8.9%	1,775,755
	Kelso Investment Associates XI, LP(a)(b)(c)(d)	5.0%	1,002,902
	Mango Capital Opportunities 2022 LP(a)(b)(c)(d)	4.5%	889,216
	NextView All Access Fund I, LP(a)(b)(c)(d)	1.4%	279,347
	Nextview Ventures V, LP(a)(b)(c)(d)	2.2%	440,903
	Primary Select Fund III, LP(a)(b)(c)(d)	1.7%	329,596
	PVP Fund IV, LP(a)(b)(c)(d)	2.3%	465,222
	Thoma Bravo Fund XV-A, LP(a)(b)(c)(d)	15.4%	3,080,894
	Threshold Ventures IV, LP(a)(b)(c)(d)	2.8%	551,894
	Threshold Ventures Select I, LP(a)(b)(c)(d)	3.8%	762,259
	Work-Bench Ventures Select Fund, LP(a)(b)(c)(d)	2.8%	560,211
	WP DVT, LP(a)(b)(c)(d)	5.4%	1,070,054
	TOTAL PORTFOLIO FUNDS (Cost - $15,221,117)	85.5%	$17,062,569

	SHORT-TERM INVESTMENT - 0.0%(f)
	MONEY MARKET FUND - 0.0%(f)
770	Morgan Stanley Institutional Liquidity Fund - Government Fund - Institutional Class, 4.27%(e)	0.0%	$770
	TOTAL SHORT-TERM INVESTMENT (Cost - $770)	0.0%	$770

	TOTAL INVESTMENTS - 100.3% (Cost - $17,757,901)	100.3%	$20,027,339
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(60,820)
	NET ASSETS - 100.0%		$19,966,519

LP - Limited Partnership

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of March 31, 2025 was $20,026,569, which represents 100.3% of total net assets.

(c)	The value of this investment has been determined in good faith under policies adopted by the Board of Trustees.

(d)	Restricted security.

(e)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2025.

(f)	Percentage rounds to less than 0.1%.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

ASSETS
Investments, at fair value (cost $17,757,901)	$20,027,339
Dividends receivable	221
Due from Adviser (a)	187,136
TOTAL ASSETS	20,214,696

LIABILITIES
Payable to related parties	78,262
Accrued expenses and other liabilities	169,915
TOTAL LIABILITIES	248,177
NET ASSETS	$19,966,519

COMMITMENTS AND CONTINGENCIES (See Note 2)

Net Assets Consist Of:
Paid-in capital	$16,818,464
Accumulated earnings	3,148,055
NET ASSETS	$19,966,519

Net Asset Value Per Share:
Class I
Net Assets	$19,966,519
Shares of beneficial interest outstanding ($0 par value)	1,695,810
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share *	$11.77

(a)	Due from Adviser has been paid subsequent to March 31, 2025.

*	Redemptions are subject to a 2.00% early repurchase fee if redeemed within one year of purchase.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

INVESTMENT INCOME
Dividend income	$186,272
TOTAL INVESTMENT INCOME	186,272

EXPENSES
Management fee	115,332
Legal fees	187,006
Audit fees	166,940
Trustees fees and expenses	160,000
Administration fees	147,000
Compliance officer fees	51,208
Transfer agent fees	28,074
Custodian fees	25,234
Insurance expense	16,998
Printing and postage expenses	4,008
Registration fees	6,000
Other expenses	57,753
TOTAL EXPENSES	965,553
Fees Waived/Expenses Reimbursed by the Adviser	(965,553)
NET EXPENSES	—

NET INVESTMENT INCOME	186,272

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investment transactions	507,802
Net change in unrealized appreciation/depreciation on investments	665,133

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,172,935

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,359,207

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For The	For The
	Year Ended	Year Ended
	March 31, 2025	March 31, 2024
FROM OPERATIONS
Net investment income	$186,272	$308,378
Net realized gain from investment transactions	507,802	320,655
Net change in unrealized appreciation on investments	665,133	1,424,239
Net increase in net assets resulting from operations	1,359,207	2,053,272

FROM DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to Class I shares	(370,684)	—
Net decrease in net assets resulting from distributions to shareholders	(370,684)	—

FROM CAPITAL TRANSACTIONS
Proceeds from Class I shares sold	2,780,000	3,000,000
Net asset value of Class I shares issued in reinvestment of distributions	370,684	—
Net increase in net assets resulting from capital transactions	3,150,684	3,000,000

TOTAL INCREASE IN NET ASSETS	4,139,207	5,053,272

NET ASSETS
Beginning of Year	15,827,312	10,774,040
End of Year	$19,966,519	$15,827,312

SHARE ACTIVITY
Class I:
Class I shares sold	240,287	309,917
Class I shares reinvested	32,011	—
Net increase in shares of beneficial interest outstanding	272,298	309,917

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,359,207

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:

Purchases of long-term portfolio investments	(5,183,452)
Proceeds from sales of long-term portfolio investments	1,700,191
Purchases of short-term portfolio investments	(5,277,407)
Proceeds from sales of short-term portfolio investments	5,429,985
Return of capital from investments	322,173
Net realized gain from investment transactions	(507,802)
Net change in unrealized appreciation/depreciation on investments	(665,133)
Change in assets and liabilities:
Decrease in dividends receivable	80
Decrease in due from Adviser	20,259
Increase in payable to related parties	37,775
Increase in accrued expenses and other liabilities	2,113

Net cash used in operating activities	(2,762,011)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of shares, net of change in subscriptions received in advance	2,730,000
Net cash provided by financing activities	2,730,000

Net change in cash	(32,011)
Cash at beginning of period	32,011
Cash at end of period	$—

SUPPLEMENTAL DISCLOSURE OF NON-CASH ACTIVITY:
Reinvestment of distributions	$370,684

The accompanying notes are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

Class I

	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2025	March 31, 2024	March 31, 2023	March 31, 2022 *
Net asset value, beginning of year/period	$11.12	$9.68	$9.90	$10.00
Net increase (decrease) in net assets resulting from operations:
Net investment income (1)	0.12	0.23	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.77	1.21	(0.19)	(0.11)
Total from investment operations	0.89	1.44	(0.06)	(0.10)
Less distributions from:
Net investment income	(0.24)	—	(0.16)	—
Total distributions	(0.24)	—	(0.16)	—
Net asset value, end of year/period	$11.77	$11.12	$9.68	$9.90
Total return (2)	8.00%	14.88%	(0.58)%	(1.00	)% (4)
Net assets, at end of year/period (000s)	$19,967	$15,827	$10,774	$9,995
Ratio of gross expenses to average net assets (6)	5.53%	7.62%	9.72%	17.36	% (5)
Ratio of net expenses to average net assets (3)(6)	0.00%	0.00%	0.00%	0.00	% (5)
Ratio of net investment income (loss) to average net assets (6)	1.07%	2.18%	1.35%	0.57	% (5)
Portfolio Turnover Rate	10%	13%	15%	0	% (4)

*	Commencement of Operations for Class I was December 29, 2021.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)	For the period ended March 31, 2022, and years ended March 31, 2023, March 31, 2024, and March 31, 2025, the Adviser agreed to waive all expenses. (see Note 4)

(4)	Not annualized.

(5)	Annualized for periods less than one full year.

(6)	The ratios do not reflect the Fund’s proportionate share of the income and expense of the Portfolio Funds.

See accompanying notes which are an integral part of these financial statements.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2025

1.	ORGANIZATION

Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”) was organized on August 9, 2021 as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s investment adviser is Fairway Capital Management, LLC (the “Adviser”). The Fund is offered to accredited investors as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 and to qualified clients as defined in Rule 205-3 under the Investment Advisers Act of 1940. The Fund commenced operations on December 29, 2021 (“Commencement of Operations”).

The investment objective of the Fund is to generate long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in private equity and venture capital investments including: (i) primary and secondary investments in private equity and venture capital funds managed by third-party managers (“Portfolio Funds” and such third-party managers, “Portfolio Fund Managers”), (ii) investments in private operating companies through special purpose vehicles structured to invest in private equity and venture capital investments (“Direct Investments”), which may be made alongside one or more Portfolio Funds, and (iii) investments in publicly listed companies whose primary business is private equity investing, including listed companies with economic characteristics similar to Portfolio Funds and other publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies (together with Portfolio Funds and Direct Investments, “Fund Investments”). The Fund will also hold liquid investments for cash management purposes, which may include publicly traded equity securities, money market funds, short-term treasuries and other liquid investments.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund’s Shares will generally be offered on the first business day of each quarter at the net asset value (“NAV”) per Share on that date, except that the Shares may be offered more or less frequently as determined by the Board of Trustees (the “Board”) in its sole discretion. Currently only Class I Shares are offered for purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 “Financial Services – Investment Companies”.

Operating Segments - The Fund has adopted FASB Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). Adoption of the standard impacted financial statement disclosures only and

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the President/Principal Executive Officer, and a representative of the Adviser. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Valuation - The Fund’s fair value policies and procedures and valuation practices are designed to comply with Rule 2a-5 under the 1940 Act. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. The Board has also approved a valuation policy for the Fund (the “Valuation Policy”), according to which the valuation designee is responsible for determining the fair value of the Fund’s investments. The valuation designee oversees the implementation of the Valuation Policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in its discussions and deliberations. While fair value determinations will be based upon all available factors that the valuation designee deems relevant at the time of the determination, fair value represents only a good faith approximation of the value of an asset or liability. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. The valuation of the Fund’s investments is performed in accordance with ASC 820 “Fair Value Measurement” (“ASC 820”).

The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund’s investments pursuant to the Valuation Policy. The Valuation Committee assists the valuation designee in making valuation determinations, provides primary day-to-day oversight of valuation of the Fund’s investments and acts in accordance with the Valuation Policy as developed by the valuation designee and approved by the Board.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange are valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations as part of preparing its valuation recommendations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, except as set forth below, the Valuation

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

Committee, as part of preparing its valuation recommendations, typically applies widely-recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and secondary investments in Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund Manager until the Fund receives additional information and as further adjusted as follows. The Valuation Committee will, as part of preparing its recommendations to the valuation designee, review any cash flows since the reference date of the last NAV for a private equity fund reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the Portfolio Fund Manager. If applicable, the Valuation Committee will adjust, discount or otherwise modify any asset calculations in order to ensure that any valuations used in the Adviser’s internal valuation metrics and investor reporting reflect values consistent with the Adviser’s internal diligence. With respect to purchases or sales of secondary investments in Portfolio Funds, the latest NAV reported by the Portfolio Fund Manager may be further adjusted if the Valuation Committee determines that the price paid or received is representative of a transaction between willing parties at the time or the purchase or sale.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. In preparing its recommendation for the valuation designee, the Valuation Committee considers such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a recommendation to the valuation designee that the Fund make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds for recommendation to the valuation designee, the Valuation Committee applies valuation methodologies as outlined above.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

Direct Investments are generally valued based on valuations performed by the general partner of the special purpose vehicle (“SPV”) through which the Direct Investment is made. In preparing its recommendation for the valuation designee, the Valuation Committee reviews the SPV general partner’s methodology in determining the fair value of a Direct Investment and updates such fair value with relevant market information known to the Valuation Committee if the valuation provided to the Fund by the SPV general partner is not current.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarizes the inputs used as of March 31, 2025 for the Fund’s assets measured at fair value:

					Investments Valued
Assets	Total Investments	Level 1	Level 2	Level 3	at NAV
Direct Investments	$2,964,000	$—	$—	$2,964,000	$—
Portfolio Funds	17,062,569	—	—	—	17,062,569
Short-Term Investment	770	770	—	—	—
Total	$20,027,339	$770	$—	$2,964,000	$17,062,569

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025:

		Valuation
Investment	Fair Value	Technique	Unobservable Input	Input
Homebrew SL Fund, LLC	$273,000	Recent financing	N/A	N/A
MXV SPV Master LP 1	$1,441,000	Market comparable companies	Enterprise value to revenue multiple	7.25x
MXV SPV Master LP 2	$1,000,000	Market comparable companies	Enterprise value to revenue multiple	4.5x
MXV SPV Master LP 4	$250,000	Recent market transaction	N/A	N/A

The Valuation Committee uses enterprise value to revenue multiple as the significant unobservable input. An increase/decrease to the unobservable input could result in a significantly higher or lower, respectively, fair value measurement.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Direct Investments
Beginning Balance	$3,170,000
Change in unrealized appreciation/depreciation	(206,000)
Ending Balance	$2,964,000

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to Level 3 investments still held at March 31, 2025 was $(206,000).

Investments Valued at NAV – ASC 820 permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Portfolio Fund Manager would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s Valuation Procedures that the private investment is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of March 31, 2025, that qualify for these valuations are shown in the table below:

					Notice
Investment			Remaining	Redemption	Period (In	Redemption Restrictions
Category	Investment Strategy	Fair Value	Life	Frequency *	Days)	Terms **
Portfolio Funds	Investments in nonpublic companies; the acquisition of the companies that create value through profitable revenue.	$17,062,569	N/A	None	N/A	Liquidity in form of distributions from Portfolio Funds.

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Portfolio Funds occur at irregular intervals, and the exact timing of distributions from Portfolio Funds cannot be determined. It is estimated that distributions will occur over the life of the Portfolio Funds.

Unfunded Commitments - As of March 31, 2025, the Fund had total unfunded commitments of $9,707,387 to Portfolio Funds. All commitments to current Direct Investments have been fully funded. The Fund expects to fulfill unfunded commitments through the use of current liquidity, future distributions from Portfolio Funds and Direct Investments and future Shareholder subscriptions.

Cash Held in Escrow – If applicable, cash held in escrow represents restricted monies received in advance of the effective date of a Shareholder’s subscription. The monies are on deposit with the Fund’s transfer agent and are released from escrow upon the determination of NAV as of the effective date of the subscription. If applicable, the liability for subscriptions received in advance is included in the Statement of Assets and Liabilities.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Fund Expenses - The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Portfolio Funds in which the Fund invests (“acquired fund fees”), management fees, fees and expenses associated with any credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Portfolio Funds and Direct Investments are included in the cost of the investment.

Dividends and Distributions to Shareholders – Dividends from net investment income and net capital gains are declared and paid annually for the Fund. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Fund.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund has elected to be treated as a regulated investment company under all sections of Subchapter M of the Internal Revenue Code and to distribute all of its taxable income and gains, if any, to its Shareholders and therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund recognizes the tax benefits of uncertain tax positions only when

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax periods ended September 31, 2022, September 30, 2023 and September 30, 2024, or expected to be taken in the Fund’s September 30, 2025 year-end tax returns. The Fund identifies its major tax jurisdictions as US federal, Illinois and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2025, the Fund did not incur any interest or penalties.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2025, cost of purchases and proceeds from sales of investments, other than short-term investments, amounted to $5,183,452 and $1,700,191, respectively.

Associated Risks - During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

Market Disruption and Geopolitical Risk

Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, actions by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a fund’s investments, including beyond a fund’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. In March 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign financial institutions and economies. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment,

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

and other factors affecting the value of the investments of the Fund. Any of these occurrences could disrupt the operations of the Fund and the Fund’s service providers.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives.

Valuations of Portfolio Funds Subject to Adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its quarter -end NAV and the NAV per Share, may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the NAV of a Portfolio Fund or direct private equity investment adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount.

Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

Nature of Portfolio Companies

The Fund Investments include direct and indirect investments in various private operating companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

General Risks of Secondary Investments

The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a Portfolio Fund interest as a secondary investment, the Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired.

Publicly Traded Private Equity Risk

Publicly traded private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies (“BDCs”), unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Publicly traded private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private equity companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published NAV. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The Fund pays the Adviser an investment management fee (the “Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund at an annual rate of 0.75% of the Fund’s average net assets, which is accrued and payable at the end of each calendar quarter (or at such other interval, not less frequently than quarterly, as the Board may from time to time determine and specify in writing to the Adviser), before giving effect to any repurchase of Shares in the Fund effective as of that date. For the year ended March 31, 2025, the Fund incurred $115,332 in Management Fees, all of which was waived by the Adviser.

The Fund also pays the Adviser an incentive fee (the “Incentive Fee”) at the end of each calendar quarter (or at such other intervals as the Board may from time to time determine and specify in writing to the Adviser) in an amount equal to 10% of the excess, if any, of (i) the net profits of the Fund for the applicable quarter over (ii) the then balance, if any, of a memorandum account maintained by the Fund (the “loss recovery account”), which will have an initial balance of zero and will be (a) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (b) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the NAV of the Fund on the last day of the applicable quarter exceeds the NAV of the Fund as of the commencement of the same quarter, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses. During the year ended March 31, 2025, there were no Incentive Fees assessed to the Fund.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to reduce the Management Fee payable to it (but not below zero), and to pay any operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund, excluding certain “Excluded Expenses” listed below, to the annual rate (as a percentage of the net assets of the applicable class of Shares of the Fund, as calculated at the end of each calendar quarter) of 2.00% and 2.70% with respect to Class I Shares and Class A Shares, respectively (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, Incentive Fees to be paid to the Adviser, litigation and indemnification expenses, judgments and extraordinary expenses. For the year ended March 31, 2025, the Adviser waived fees/reimbursed expenses pursuant to the Expense Limitation Agreement of $634,219, including the $115,332 of Management Fees waived. Additionally, the Adviser voluntarily agreed to reimburse expenses of $331,334 such that the net expenses for the Fund for the year ended March 31, 2025 are $0.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

If the Adviser waives its Management Fee or pays any operating expenses of the Fund pursuant to the Expense Limitation Agreement, the Adviser may, for a period ending three years after the end of the quarter in which such fees or expenses are waived or incurred, recoup amounts waived or incurred to the extent such recoupment does not cause the Fund’s operating expense ratio (after recoupment and excluding the Excluded Expenses) to exceed the lesser of (a) the Expense Limit in effect at the time of the waiver, and (b) the Expense Limit in effect at the time of the recoupment. The Expense Limitation Agreement will continue in effect through July 31, 2025, and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than 10 days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. As of March 31, 2025, expenses subject to recapture are $765,896, $794,076, and $634,219 which will expire on March 31, 2026, March 31, 2027 and March 31, 2028, respectively.

Ultimus Fund Distributors, LLC, (the “Distributor”), is the distributor for the Shares of the Fund. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which it distributes Shares for the Fund. Distribution fees are paid by the Adviser. Class I Shares are not subject to any distribution fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agency services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of UFS, for which they received customary fees pursuant to the UFS servicing agreement.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

The following information is provided on a tax basis as of March 31, 2025:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$17,048,532	$3,358,690	$(379,883)	$2,978,807

Fund management has elected a tax year-end of September 30th. This report contains the tax disclosures as of the Fund’s most recent tax year-end.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (ie, all open tax periods since inception). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of distributions paid for the tax years ended September 30, 2024 and September 30, 2023 was as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2024	September 30, 2023
Ordinary Income	$—	$74,619
Long-Term Capital Gain	—	—
Return of Capital	—	95,589
	$—	$170,208

As of September 30, 2024, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$—	$370,586	$—	$—	$—	$2,498,802	$2,869,388

At September 30, 2024, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$—	$—	$403,294

During the tax year ended September 30, 2024, permanent book and tax differences, primarily attributable to the tax adjustments for prior year tax returns, and distributions in excess, resulted in reclassifications for the Fund for the tax year ended September 30, 2024, as follows:

Accumulated
Paid-In-Capital	Earnings (Deficit)
$(216,590)	$216,590

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

6.	RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board.

	Initial Acquisition
Investments	Date	Cost	Fair Value
Adams Street Private Credit Fund II-B LP	5/23/2022	$1,461,427	$1,521,254
Bain Capital Ventures 2022 Fund, LP	1/5/2023	1,387,500	1,762,039
Battery Ventures XIV, LP	7/5/2022	1,272,000	1,121,239
CRV Select Fund II, LP	3/29/2022	695,465	678,786
CRV XIX, LP	6/14/2022	720,000	770,998
Green Equity Investors IX, LP	8/15/2023	1,584,090	1,775,755
Homebrew SL Fund, LLC	6/7/2023	263,514	273,000
Kelso Investment Associates XI, LP	7/27/2023	840,201	1,002,902
Mango Capital Opportunities 2022 LP	9/14/2022	849,999	889,216
MXV SPV Master LP 1	3/18/2022	1,010,000	1,441,000
MXV SPV Master LP 2	4/7/2022	1,010,000	1,000,000
MXV SPV Master LP 4	12/14/2023	252,500	250,000
NextView All Access Fund I, LP	4/19/2022	240,593	279,347
Nextview Ventures V, LP	7/5/2022	421,878	440,903
Primary Select Fund III, LP	7/10/2023	281,400	329,596
PVP Fund IV, LP	4/12/2023	256,692	465,222
Thoma Bravo Fund XV-A, LP	6/14/2022	2,293,167	3,080,894
Threshold Ventures IV, LP	7/5/2022	570,000	551,894
Threshold Ventures Select I, LP	4/25/2022	814,307	762,259
Work-Bench Ventures Select Fund, LP	5/16/2022	690,000	560,211
WP DVT, LP	3/10/2022	842,400	1,070,054
		$17,757,131	$20,026,569

7.	REPURCHASE OFFERS

Shareholders do not have the right to require the Fund to redeem their Shares. To provide a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects, generally, to recommend to the Board that the Fund offer to repurchase Shares on a quarterly basis (or on such earlier or later date(s) as the Board may determine), with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day).

Fairway Private Equity & Venture Capital Opportunities Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2025

The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 60 days prior to the applicable repurchase date.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered or take any other action permitted by applicable law. The Fund may cause the repurchase of a Shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Shareholders. Shares tendered for repurchase will be treated as having been repurchased on a “first in, first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund.

During the year ended March 31, 2025, the Fund completed four quarterly repurchase offers. In the offers, the Fund offered to repurchase up to 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. The results of the repurchase offers are as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	April 29, 2024	August 1, 2024	November 1, 2024	January 30, 2025
Repurchase Request Deadline	June 25, 2024	September 27, 2024	December 27, 2024	March 28, 2025
Repurchase Pricing Date	June 28, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Net Asset Value as of Repurchase Offer Date	$11.30	$11.61	$11.58	$11.77
Pricing Date	June 28, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Number of Shares Repurchased	—	—	—	—
Amount Repurchased	$0	$0	$0	$0
Percentage of Outstanding Shares Repurchased	0.00%	0.00%	0.00%	0.00%

8.	SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined there have not been any events that have occurred that would require recognition or disclosures in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of
Fairway Private Equity & Venture Capital Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Fairway Private Equity & Venture Capital Opportunities Fund (the “Fund”), including the portfolio of investments, as of March 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 29, 2021 (commencement of operations) through March 31, 2022 and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from December 29, 2021 (commencement of operations) through March 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and general partner/investment manager/sponsor of the portfolio funds/direct investments; when replies were not received from a general partner/investment manager, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Fairway Capital Management, LLC investment companies since 2021.

Chicago, Illinois
May 30, 2025

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

Trustee and Officer Tables:

NAME AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
INDEPENDENT TRUSTEES*
Thomas A. Hale (1957)	Trustee; Chairman	Since Inception	Director of Strategic Planning, Confluence Investment Management LLC (2017 – present).	2	Independent Trustee and Chairman, Fairway Private Equity & Venture Capital Opportunities Fund (2021 – Present).
Michelle L. Cahoon (1966)	Trustee; Audit Committee Chair	Since Inception	Retired.	2	Independent Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (2021 – Present); Independent Trustee, Russell Investment Company and Russell Investment Funds (2021 – Present). Russell Investments Exchange Traded Funds (2025-Present).
James P. Breen (1952)	Trustee	Since Inception	Partner, KPMG LLP (1974 – 2020); Adjunct Instructor, University of Notre Dame (1999 – 2020).	2	Independent Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (2021 – Present).
INTERESTED TRUSTEE*
Kevin T. Callahan (1965)	Trustee; President and Principal Executive Officer	Since Inception	Founder, Fairway Capital Management, LLC (2017 to present).	2	Trustee, Fairway Private Equity & Venture Capital Opportunities Fund (2021 – Present).

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

Fairway Private Equity & Venture Capital Opportunities Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2025

OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Martin R. Dean (1963) 2 Easton Oval Suite 300 Columbus, OH 43219	Chief Compliance Officer	Since Inception	President, Northern Lights Compliance Services, LLC (2023 – Present); Senior Vice President and Head of Fund Compliance, Ultimus Fund Solutions, LLC (2016 – 2023).
Brian Curley (1970) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since May 2022	Vice President, Ultimus Fund Solutions, LLC (2015 – Present).
Christine Palermo (1976) 80 Arkay Drive Suite 110 Hauppauge, NY 11788	Assistant Treasurer	Since May 2022	Manager, Fund Administration, Ultimus Fund Solutions, LLC (2008 – Present).
Jennifer Merchant (1975) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since May 2023	Assistant Vice President and Counsel, Legal Administration, Ultimus Fund Solutions, LLC (2022 – Present); General Counsel, Office of the State Treasurer, Washington State (2019 – 2022); Compliance Officer, Washington State Investment Board (2010 – 2019).
Jared Lahman (1986) 4221 North 203rd Street Suite 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since Inception	AML Compliance Officer of the Trust (October 2021 – Present); Compliance Analyst, Northern Lights Compliance Services, LLC (2019 – Present).

October 2021

PRIVACY NOTICE
FACTS	WHAT DOES FAIRWAY PRIVATE EQUITY & VENTURE CAPITAL OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fairway Private Equity & Venture Capital Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 1- (833) 741-7382

Who we are
Who is providing this notice?	Fairway Private Equity & Venture Capital Opportunities Fund
What we do
How does Fairway Private Equity & Venture Capital Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Fairway Private Equity & Venture Capital Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Fairway Private Equity & Venture Capital Opportunities Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not share with non-affiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

■    Fairway Private Equity & Venture Capital Opportunities Fund does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-741-7382 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-741-7382.

INVESTMENT ADVISER
Fairway Capital Management, LLC
One South Wacker Drive, Suite 1050
Chicago, IL 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

FAIRWAY-AR25

(a)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Michelle L. Cahoon is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Cahoon is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025 - $147,500

2024 - $147,500

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees - The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 - $38,880

2024 - $38,880

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2025 - $0

2024 - $0

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended March 31, 2025 and 2024 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman (subject to ratification by the Audit Committee) approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant to render such audit or non-audit service.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

	Registrant	Adviser
2025	$38,880	$9,900
2024	$38,880	$9,400

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policy and procedures are filed under Item 13(a)(4) hereto. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting policy and procedures of the Registrant’s investment adviser, Fairway Capital Management, LLC (“Fairway” or the “Adviser”), are filed under Item 13(a)(5).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

All information included in this Item is as of March 31, 2025, unless otherwise noted.

(a)(1) Portfolio Managers.

The personnel of the Adviser who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are:

Kevin Callahan

Kevin Callahan is a Founding Partner of Fairway Capital Management. Prior to founding Fairway Capital Management, Mr. Callahan was the Chief Operating Officer at Adams Street Partners, a global private markets investment management firm. As Chief Operating Officer, he was Chairman of Adams Street Partners’ Operating Committee which oversaw issues related to client service, finance, human resources, legal and information technology. In addition, as Head of the Adams Street Partners Client Service team, Mr. Callahan oversaw all aspects of Adams Street Partners’ client servicing functions including the portfolio management of the fund of funds programs and separate account portfolios. He worked closely with clients in the management of their portfolios, including the development and monitoring of their private equity programs. Mr. Callahan actively participated in all aspects of Adams Street Partners’ investment process and was a member of the Executive Committee and Strategic Advisory Committee. Before joining Adams Street Partners in 2000, he was a senior member of Brinson Partners’ global investment team for six years, responsible for providing client service and relationship management to Brinson Partners’ clients. From 1987 to 1994, he was a Manager in the Audit and Financial Consulting Department of Arthur Andersen LLP, where he worked exclusively in the financial services industry. Mr. Callahan earned a BS degree from Ohio State University and an MBA from the University of Chicago Booth School of Business. Mr. Callahan is a member of the CFA Institute and the CFA Society of Chicago and holds the CPA designation.

Mr. Callahan is a Trustee of the PPM Funds, a family of mutual funds. In addition, he is a member of the Chicago Booth Graduate School of Business Private Equity Advisory Council and a Trustee of the First Tee of Greater Chicago.

Tom Gladden

Tom Gladden is a Founding Partner of Fairway Capital Management. Prior to founding Fairway Capital Management, Mr. Gladden was an advisor to U.S. based venture capital and private equity firms at Macrosight, which he founded in 2017. At Macrosight, Mr. Gladden helped firms with strategic planning, public relations, marketing, relationship management and the fundraising process.

Prior to Macrosight, Mr. Gladden was an investor in venture capital and private equity funds at Adams Street Partners for more than 14 years. At Adams Street Partners, he evaluated nearly 1,000 fund investment opportunities and made 95 investments in venture capital and private equity funds, while sourcing and working on several secondary transactions, including one of the firm’s largest venture capital secondary investments. Throughout his career at Adams Street Partners, Mr. Gladden predominantly spent his time focusing on venture capital and growth funds. Over that time, he built strong relationships with most of the top venture capitalists in Adams Street Partners’ portfolio and around the world.

Prior to joining Adams Street Partners in 2002, Mr. Gladden worked on the Private Capital and Real Estate team at Duke Management Company, which managed the assets of Duke University and the Duke University Hospital System. His other experience includes hospital consulting with APM, Inc. and managing a not-for-profit serving underprivileged children and teens in Chicago.

Mr. Gladden has an A.B., magna cum laude, from Dartmouth College and a M.S. in Computer Science from the University of Chicago. Mr. Gladden is a Trustee at Roosevelt University of Chicago and a member of the Executive Committee of the Dartmouth Club of Chicago.

Laura Milligan

Laura Milligan is a Founding Partner of Fairway Capital Management. Ms. Milligan most recently spent six years at the Boeing Company as part of the Trust Investments team that managed the $60 billion defined benefit plan. Ms. Milligan was the Director of Private equity where she managed a nearly $3 billion portfolio of private equity fund investments and was responsible for sourcing, investigating and monitoring buyout, venture capital and special situations funds. Prior to Boeing, Ms. Milligan spent four years as a Senior Associate on the private equity manager research team at Mercer Investment Consulting where she evaluated private funds for investment. Prior to Mercer, Ms. Milligan spent three years as an Associate at Adams Street Partners. Ms. Milligan began her career working in the Investment Banking group and Equity Research team at Robert W. Baird. She has a BBA from the University of Notre Dame where she graduated summa cum laude, and a MBA from The Kellogg School of Management at Northwestern University.

(a)(2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest.

Other Accounts Managed by the Portfolio Managers

As of March 31, 2025, Mr. Callahan was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$52,000,000	2	$52,000,000
Other Accounts	0	$0	0	$0

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Portfolio Manager Compensation.

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

(a)(4) Portfolio Manager Ownership of Equity Securities.

Each Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
Kevin Callahan	$17,500,000
Tom Gladden	$0
Laura Milligan	$0

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy Voting Policy and Procedures of the Registrant are filed herewith.

(a)(5) Proxy Voting Procedures of Fairway Capital Management, LLC are filed herewith.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fairway Private Equity & Venture Capital Opportunities Fund

By (Signature and Title)

/s/ Kevin T. Callahan
Kevin T. Callahan, Principal Executive Officer/President

Date	6/2/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Brian Curley
Brian Curley, Principal Financial Officer/Treasurer

Date	6/2/2025